UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2002

Commission file number 1-5270

SOFTNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	11-1817252

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

650 Townsend Street, Suite 225
San Francisco, California 94103

(Address of principal executive offices)

(415) 354-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Exhibit Index
Exhibit 99.1

Item 5. Other Events

The Company has received a determination from Nasdaq’s Listing Qualifications Panel concerning the Company’s continued listing on the Nasdaq National Market. Noting that the Company has negotiated a definitive agreement for the acquisition of an operating business, First Standard Holdings Corp. (“FSHC”), the Panel determined to continue the listing of the Company’s securities subject to the Company meeting certain conditions.

A copy of the press release concerning this announcement is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits. The following document is filed as an exhibit to this report:

               1. Exhibit 99.1 — Press Release dated August 19, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoftNet Systems, Inc. (Registrant)

Date: August 21, 2002	By:	/s/ George L. Hernandez

George L. Hernandez Acting Chief Operating Officer; Vice President, Finance and Administration; and Secretary

SoftNet Systems, Inc.

Exhibit Index
to Form 8-K

Exhibit No.	Description

99.1	Press Release dated August 19, 2002